UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report - February 7, 2007 (Date of earliest event reported)
INGERSOLL-RAND COMPANY LIMITED (Exact name of registrant as specified in its charter)
Bermuda (State or other jurisdiction of incorporation)	1-985 (Commission File Number)	75-2993910 (I.R.S. Employer Identification No.)
Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principal executive offices, including zip code)
(441) 295-2838 (Registrant's phone number, including area code) N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

2006 Incentive Compensation for Named Executive Officers

On February 7, 2007, the Compensation Committee approved the 2006 annual incentive compensation awards (payable in February 2007) for the Company’s Named Executive Officers (Messrs. Henkel, McLevish, Lamach and Vasiloff and Ms. Nachtigal, collectively the “NEOs”) under the Company’s Annual Incentive Matrix (“AIM”) Program, the Stock Option Program under the Company’s Incentive Stock Plan and the Performance Share Program (“PSP”). Those compensation plans, as in effect for 2006, are described in detail in the Company’s Proxy Statement on Schedule 14A filed with the Commission on April 24, 2006. The 2006 compensation awards were as follows:

AIM Program

H. L. Henkel	$2,000,000
Chairman of the Board,
President and Chief
Executive Officer

T. R. McLevish	$458,900
Senior Vice President
and Chief Financial
Officer

M.W. Lamach	$389,900
Senior Vice President

P. Nachtigal	$305,000
Senior Vice President
and General Counsel

C.P.Vasiloff	$366,000
Senior Vice President

Stock Option Program

Mr. Henkel	218,925 options at an exercise price of $43.125 per share
Mr. McLevish	58,380 options at an exercise price of $43.125 per share
Mr. Lamach	43,790 options at an exercise price of $43.125 per share
Ms. Nachtigal	38,920 options at an exercise price of $43.125 per share
Mr. Vasiloff	43,790 options at an exercise price of $43.125 per share

PSP Program

Mr. Henkel	$3,523,313
Mr. McLevish	$634,196
Mr. Lamach	$422,798
Ms. Nachtigal	$422,798
Mr. Vasiloff	$422,798

2007 Incentive Compensation Arrangements for Named Executive Officers

On February 7, 2007, the Compensation Committee approved the terms of the AIM Program, Stock Option Program and PSP Program for 2007 (payable in February 2008) for the NEOs.

The Compensation Committee approved the target bonus percentage under the Company’s AIM Program for each of Messrs. Henkel, McLevish, Lamach and Vasiloff and Ms. Nachtigal of 175%, 90%, 90%, 90% and 70%, respectively, of their base salary. These target bonus percentages remained unchanged from those established for 2006 incentive compensation.

The Compensation Committee approved the Stock Option Program target awards levels for each of Messrs. Henkel, McLevish, Lamach and Vasiloff and Ms. Nachtigal of 225,000, 60,000, 45,000, 45,000 and 40,000, respectively. The stock option target award levels for the NEOs remained unchanged from the 2006 levels.

The Compensation Committee approved the target number of the Class A common share equivalents under the PSP Program for all of the NEOs. The target number of Class A common share equivalents for 2007 remained unchanged from the 2006 levels. The target number of Class A common share equivalents for the NEOs is as follows:

Mr. Henkel	100,000
Mr. McLevish	18,000
Mr. Lamach	12,000
Ms. Nachtigal	12,000
Mr. Vasiloff	12,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED (Registrant)

Date: February 13, 2007	By:	/s/ Patricia Nachtigal
Patricia Nachtigal
Senior Vice President and General Counsel